UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2004

Date of Report (Date of earliest event reported)

Millennium Cell Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On September 10, 2004, Millennium Cell Inc. (the “Registrant”) will participate in the Morgan Keegan & Company, Inc. 2004 Equity Conference in New Orleans. The Registrant's presentation will begin at 10:25 a.m. Eastern Time/9:25 a.m. Central Time. A live broadcast of the presentation will be available on the Registrant's Web site at www.millenniumcell.com and a replay will be available for 30 days. The live webcast and replay will also be available at http://wsw.com/webcast/mk8/mcel/. A copy of the Registrant's investor presentation materials for such meetings, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K and the exhibits hereto may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Registrant’s current views about future events and financial performance and are subject to risks. Forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate,” “on target” and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the Registrant’s expectations, and the Registrant expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of the Registrant’s hydrogen fuel storage and delivery system; (ii) the cost and commercial availability of the quantities of raw materials required by the hydrogen fuel storage and delivery systems; (iii) competition from current, improving and alternative power technologies; (iv) the Registrant’s ability to raise capital at the times, in the amounts and at the costs and terms that are acceptable to fund the development and commercialization of its hydrogen fuel storage and delivery system and its business plan; (v) the Registrant’s ability to protect its intellectual property; (vi) the Registrant’s ability to achieve budgeted revenue and expense amounts; (vii) the Registrant’s ability to generate revenues from the sale or license of, or provision of services related to, its technology; (viii) the Registrant’s ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance; (ix) the Registrant’s ability to generate design, engineering or management services revenue opportunities in the hydrogen generation or fuel cell markets; (x) the Registrant’s ability to secure government funding of its research and development and technology demonstration projects; and (xi) other factors discussed under the caption “Investment Considerations” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits:
	Exhibit 99.1	Investor Presentation Slide Show, dated September 10, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By: /s/ John D. Giolli

Name: John D. Giolli, CPA
Title: Vice President, Finance and
Acting Chief Financial Officer

Date: September 10, 2004

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